                                                                   EXHIBIT 10.20

                          ---------------------------
                                   SUBLEASE
                          ---------------------------

                           PAINEWEBBER INCORPORATED,

                                   Sublessor


                                      to


                             AUDIBLE WORDS, INC.,

                                   Sublessee



                                   Premises:

                      A portion of the Third (3rd) Floor,
                           65 Willowbrook Boulevard
                               Wayne, New Jersey



                                  dated as of

                                 July 19, 1996

                            SCHEDULE 1 TO SUBLEASE

                                 DEFINED TERMS

     For purposes of this Sublease, the following terms shall have the following meanings:


          EXECUTION DATE:         July 19, 1996.

               SUBLESSOR:         PaineWebber Incorporated.

               SUBLESSEE:         Audible Words, Inc.

                  LESSOR:         Hartz Mountain Industries, Inc.

     SUBLESSOR'S ADDRESS
                FOR RENT:         PaineWebber Incorporated
                                  1000 Harbor Boulevard - 5th Floor
                                  Weehawken, NJ  07087
                                  Attn.:  Real Estate Finance

     SUBLESSOR'S ADDRESS
             FOR NOTICES:         PaineWebber Incorporated
                                  1000 Harbor Boulevard - 5th Floor
                                  Weehawken, NJ  07087
                                  Attn.:  Real Estate Finance

                                  With a copy of all default notices to:

                                  PaineWebber Incorporated
                                  1200 Harbor Boulevard - 10th Floor
                                  Weehawken, NJ  07087
                                  Attn.:  Managing Attorney - Real Estate

            MASTER LEASE:         Lease, dated March 31, 1993, between
                                  Lessor, as landlord, and Sublessor, as tenant.

                BUILDING:         The Building (as defined in the Master Lease),
                                  and commonly known as 65 Willowbrook
                                  Boulevard, Wayne, New Jersey.

         MASTER PREMISES:         The Demised Premises (as defined in the Master
                                  Lease), consisting of approximately 7,947 square feet of net rentable area on the third
                                  (3rd) floor of the Building.

                PREMISES:         The Master Premises, consisting of
                                  approximately 7,947 square feet of net
                                  rentable area on the third (3rd) floor of the Building and more particularly described on the floor plan attached hereto as Exhibit B.

      COMMENCEMENT  DATE:         The later to occur of (a) the date that
                                  Sublessor receives the consent of Lessor under
                                  Section 16 of this Sublease and (b) July 19,
                                  1996.

         EXPIRATION DATE:         February 27, 2003.

              FIXED RENT:         (a) Eighty Seven Thousand Four Hundred
                                  Seventeen and 00/100 Dollars ($87,417.00) per annum, payable in equal monthly installments of Seven Thousand Two Hundred Eighty Four and
                                  75/100 ($7,284.75), in advance, on the first calendar day of each calendar month during the period commencing on the Commencement Date and continuing through the day before the third
                                  (3rd) anniversary of the Commencement Date;
                                  and

                                  (b) One Hundred Eleven Thousand Two Hundred
                                  Fifty Eight and 00/100 ($111,258.00) per
                                  annum, payable in equal monthly installments of Nine Thousand Two Hundred Seventy One and 50/100 ($9,271.50), in advance, on the first calendar day of each month during the period commencing on the third (3rd) anniversary of the Commencement Date and continuing through the Expiration Date.

        SECURITY DEPOSIT:         Zero and 00/100 Dollars ($0.00).

      FIRST MONTH'S RENT:         Seven Thousand Two Hundred Eighty Four and
                                  75/100 ($7,284.75).


         SUBLESSEE'S PRO
              RATA SHARE:         One Hundred Percent (100%).

      SUBLESSOR'S BROKER:         The Garibaldi Group.

      SUBLESSEE'S BROKER:         Newmark Partners, Inc.

     EXCLUDED PROVISIONS:         1.01(C), (E), (J), (L), CM), (N), (P) (S),
                                  (Z), (DD), (EE), and (NN); 2.01; 3.01; the
                                  first sentence of 3.02; 5.01; the second sentence of 11.01; 33.01; 34; R2; R3; R4; R8;
                                  and Exhibit "C" (Workletter).


                                   SUBLEASE

     This SUBLEASE is dated as of the Execution Date (as defined in Schedule 1 to this Sublease) between Sublessor (as defined in Schedule I to this Sublease) and Sublessee (as defined in Schedule 1 to this Sublease)

     1.   MASTER LEASE
          ------------

     1.1. Sublessor is the tenant under the Master Lease (as defined in Schedule 1 to this Sublease) wherein Lessor (as defined in Schedule 1 to this Sublease) leased to Sublessor the Master Premises (as defined in Schedule 1 to this Sublease) of the Building (as defined in Schedule 1 to this Sublease).

     A copy of the Master Lease is attached hereto as Exhibit "A".
                                                      -----------

     2.   PREMISES
          --------

     2.1 Sublessor hereby subleases to Sublessee, and Sublessee hereby takes and hires from Sublessor, on the terms and conditions set forth in this Sublease, the Premises (as defined in Schedule 1 to this Sublease).

     2.2 From and after the receipt of the consent of Lessor, as required by the terms of this Sublease, all personal property then existing in the Premises shall be and become the property of Sublessee. At such time, upon the request of Sublessee, Sublessor will execute and deliver to Sublessee a bill of sale. It is acknowledged by the parties hereto that no portion of the consideration for this Sublease is allocable to said personal property.

     Sublessee acknowledges that such personal property is being taken "as is", "where is", and "with all faults" as of the date hereof without any representation or warranty whatsoever as to its condition, fitness for any particular purpose, merchantability or any other warranty, express or implied. Sublessor has only limited knowledge of the condition of the personal property. Sublessee is hereby acquiring such personal property based solely upon Sublessee's own independent investigations and inspections of such personal property and not in reliance on any information provided by Sublessor or any of its agents or contractors. Sublessor has made no agreement to alter, repair or improve any of such personal property. Sublessor specifically disclaims any warranty, guaranty or representation, oral or written, past or present, express or implied, concerning such personal property.

     3.   SUBLESSOR'S REPRESENTATIONS AND WARRANTIES
          ------------------------------------------

     3.1 Sublessor represents and warrants to Sublessee that the following are true and correct as of the date hereof:

          (i) except as indicated herein, the Master Lease is unmodified and in full force and effect, and Sublessor's leasehold estate with respect to the Premises has not been assigned, mortgaged, pledged, encumbered, or otherwise transferred or sublet, in whole or in part;

          (ii) the Master Lease evidences the entire written agreement with respect to the Premises between Sublessor and Lessor;

          (iii) all rent and additional rent billed to date and payable by Sublessor, as "Tenant" under the Master Lease, has been paid, and Sublessor, as "Tenant" under the Master Lease, will continue to make all payments as they become due and payable under the Master Lease, provided Sublessee is not in default hereunder;

          (iv) Sublessor has received no written notice from Lessor of default by Sublessor under the Master Lease which remains uncured; and

          (v) Sublessor, to the best of Sublessor's knowledge, is not in default under the Master Lease.

The aforesaid representations and warranties shall be deemed repeated at and as of the Commencement Date (as defined in Schedule 1 to this Sublease) except to the extent that Sublessor has notified Sublessee in writing that any such representation or warranty is no longer true and correct, specifying in said notice in reasonable detail the reason said representation or warranty is no longer true and correct, and, if such incorrect representation or warranty is material and adverse to Sublessee, in Sublessee's reasonable discretion, Sublessee shall have the right to terminate this Sublease by giving notice to Sublessor to such effect at any time within five (5) days following the Commencement Date. Time shall be of the essence with respect to the obligations of Sublessee hereunder.

     4.   TERM
          ----

     4.1 The Term of this Sublease shall, subject to the last sentence of this Paragraph, commence on the Commencement Date and shall continue, unless otherwise sooner terminated in accordance with provisions of this Sublease or at law, until the Expiration Date (as defined in Schedule 1 to this Sublease). If for any reason outside of Sublessor's reasonable control Sublessor does not deliver possession of the Premises ("Possession") to Sublessee on the
                                     ----------
Commencement Date, Sublessor shall not be subject to any liability for such failure and the validity of this Sublease shall not be impaired, but rent shall abate until delivery of Possession.

     5.   RENT
          ----

     5.1  Rent. Sublessee shall pay Fixed Rent (as defined in Schedule 1 to this
          ----
Sublease) to Sublessor without deduction, abatement, setoff, notice, or demand, at Sublessor's Address for Rent (as defined in Schedule 1 to this Sublease) or at such other place as Sublessor shall designate from time to time by notice to Sublessee, in lawful money of the United States of America.

     Sublessee shall pay to Sublessor, as rent for the first month of the Term, upon the execution of this Sublease, the First Month's Rent (as defined in Schedule 1 to this Sublease) in respect of the Fixed Rent. If the Term begins or ends on a day other than the first or last day of a month, the rent for the partial months shall be prorated on a per diem basis.

     5.2 In addition to Fixed Rent and any other sums which Sublessee may be obligated to pay pursuant to any other provision of this Sublease, Sublessee shall pay to Sublessor as additional rent hereunder (i) Sublessee's pro--rata share of the increase payable by Sublessor in the Tenant's Fraction of the Real Estate Taxes and Tenant's Fraction of the Operating Expenses (as such terms are defined in Sections 6.01 and 6.02, respectively, of the Master Lease) pursuant to Section 6 of the Master Lease over the Tenant's Fraction of the Real Estate Taxes and Tenant's Fraction of the Operating Expenses for the 1996 Calendar Year (as defined in the Master Lease) and (ii) Tenant Surcharges (as hereinafter defined). For purposes of this Sublease, the amounts payable by Sublessee pursuant to subsections (i) and
(ii) above are hereinafter referred to as "Additional Rent". For purposes of
                                           ----------------
this Sublease, "Subleasee's pro rata share" shall mean the amount set forth in
Schedule 1 to this Sublease, which represents the percentage obtained by dividing the rentable area of the Premises by the rentable area currently included in the definition of Master Premises. If the rentable area of the Master Premises increases or decreases (as the case may be), Sublessee's pro rata share shall be adjusted effective as of the effective date of change in the size of the Master Premises.

     5.3 Notwithstanding anything to the contrary contained herein, provided Sublessee shall not have defaulted under any of the terms and conditions of this Sublease, the Fixed Rent payable by Sublessee as set forth in Paragraph 5.1 above shall be abated during the period commencing on the Commencement Date and continuing through the date that is fifteen (15) days after the Commencement Date. Nothing contained in this Paragraph 5.3 shall reduce or otherwise abate any Additional Rent, Tenant Surcharges, or other rent payable by Tenant hereunder during such period.

     6.   SECURITY DEPOSIT.
          ----------------

     6.1 Upon execution of this Sublease, Sublessee shall deposit with Sublessor an amount in cash equal to the Security Deposit (as defined in Schedule 1 to this Sublease) as partial consideration for this Sublease and as security for the faithful performance and observance by Sublessee of the terms, provisions, covenants and conditions of this Sublease. It is agreed that in the event Sublessee defaults beyond any applicable notice and grace period provided herein for the cure thereof in respect of any of the terms, provisions, covenants and conditions of this Sublease, including, but not limited to, the payment of Fixed Rent and Additional Rent, Sublessor may, upon written notice to Sublessee, use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any Fixed Rent and Additional Rent or any other sum as to which Sublessee is in default or for any sum which Sublessor may expend or may be required to expend by reason of Sublessee's default in respect of any of the terms, provisions, covenants and conditions of this Sublease, including, but not limited to, any damages or deficiency accrued before or after summary proceedings or other re-entry by Sublessor. In the event that Sublessee shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Sublease, the security shall be returned to Sublessee after the Expiration Date and after delivery of entire possession of the Premises to Sublessor. In the event of an assignment of Sublessor's interest in the Master Lease, Sublessor shall have the right to transfer the security to the assignee and, provided such assignee acknowledges, in writing, receipt of and liability to Sublessee for such security, Sublessor shall thereupon be released by Sublessee from all liability for the return of such security; and Sublessee agrees to look solely to such assignee for the return of said security; and it is agreed that the provisions hereof shall apply to every assignment made of the security to any such assignee. Sublessor further covenants that it will not assign or encumber or attempt to assign or encumber the moneys deposited herein as security and that neither Sublessor nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. In the event Sublessor applies or retains any portion or all of the security deposited, Sublessee shall forthwith restore the amount so applied or retained so that at all times the amount deposited shall be the amount set forth above.

     7.   ELECTRICITY.
          -----------

     7.1 Sublessor shall not furnish electricity to the Premises. Sublessee shall diligently obtain electric energy directly from the public utility furnishing electric service to the Building. The costs for such service shall be paid by Sublessee directly to such public utility. Such electricity may be furnished to Sublessee by means of the existing electrical facilities serving the Premises to the extent the same are available, suitable and safe for such purposes as determined by Sublessor. All meters and all additional panel boards, feeders, risers, wiring and other conductors and equipment which may be required to obtain electricity and which are in addition to that which exists in the Premises on the Commencement Date shall be installed and, at the expiration or sooner termination of this Sublease, removed by Sublessee at Sublessee's sole cost and expense. Sublessor shall not in anywise be liable or responsible to Sublessee for any loss or damage or expense which Sublessee may sustain or incur if either the quantity or character of electric service is changed or is no longer available or suitable for Sublessee's requirements except for actual damages suffered by Sublessee by reason of any such failure, inadequacy or defect caused by the negligence or wilful misconduct of Sublessor.

     7.2 Sublessee covenants and agrees that at all times its use of electric current shall not exceed the capacity of the then existing feeders to the Building or the risers or wiring installation. Sublessee shall not make or perform, or permit the making or performing of, any alterations to wiring installations or other electrical facilities in-or serving the Premises (any such work, "Electrical Work"), other than that required for Sublessee' s initial
            ---------------
occupancy of the Premises, without the prior written consent of

Sublessor in each instance. In the event that Lessor does not consent to such Electrical Work, Sublessor may arbitrarily and unreasonably withhold, condition or delay its consent in Sublessor's sole and absolute discretion. In the event that Lessor consents to such Electrical Work, Sublessor may not unreasonably withhold, condition or delay its consent (it being specifically agreed that Sublessor may, among other things, condition such consent to provide that Sublessee indemnify Sublessor against any loss, cost or expense with respect to restoring the Premises upon the termination of this Sublease and to provide that Sublessee pay any expenses reasonably incurred by Sublessor with respect to reviewing such Electrical Work) Should Sublessor grant any such consent, all additional risers or other equipment required therefor shall be installed by Sublessee at its sole cost and expense. In no event shall Sublessee use or install any fixtures, equipment or machines the use of which in conjunction with other fixtures, equipment and machines in the Premises would result in an overload of the electrical circuits servicing the Premises.

     8.   USE OF PREMISES
          ---------------

     8.1 The Premises shall be used and occupied for general business office purposes only and for no other use or purpose. Nothing set forth herein shall permit Tenant to use and occupy the Premises otherwise than to the extent permitted pursuant to the terms of the Master Lease.

     9.   ASSIGNMENT AND SUBLETTING
          -------------------------

     9.1 In addition to satisfying the requirements of the Master Lease, Sublessee shall not, without the prior written consent of the Sublessor (which Sublessor may not unreasonably withhold, condition or delay if Lessor consents to such proposed assignment, mortgage, pledge, encumbrance, transfer or sublet, it being specifically agreed that Sublessor may, among other things, condition such consent to provide that Sublessee may not assign, sublet or transfer its interest in this Sublease or in the Premises to any competitor of Sublessor) by operation of law or otherwise, assign, mortgage, pledge, encumber or in any manner transfer this Sublease, or any part thereof or any interest of Sublessee hereunder or sublet or permit the Premises or any part thereof to be used or occupied by others.

     10.  TENANT SURCHARGES
          -----------------

     10.1 "Tenant Surcharges" shall mean any and all amounts (other than Fixed
            -----------------
Rent and Sublessee's pro rata share of Annual Expenses increases) which, by the terms of the Master Lease, become due and payable by Sublessor to Lessor as additional rent under the Master Lease or otherwise -and which would not have become due and payable but for the acts, requests for services, and/or failures to act of Sublessee, its agents, officers, representatives, employees, servants, contractors, invitees, licensees or visitors under this Sublease, including, but not limited to: (i) any increases in Lessor's fire, rent or other insurance premiums, as provided in the Master Lease, resulting from any act or omission of Sublessee and not of Sublessor, (ii) any additional charges to Sublessor on account of Sublessee's request for heating, ventilation or air conditioning after hours, and (iii) any additional charges to Sublessor on account of Sublessee's use of cleaning and freight elevator services after hours or in excess of normal usage as provided in the Master Lease.

     10.2 After receipt by Sublessor of any statement or written demand from Lessor which includes demand for payment of any amounts payable hereunder as Tenant Surcharges, Sublessor shall deliver to Sublessee a copy of such statement or demand, together with Sublessor's statement of the amount of such Tenant Surcharges. Sublessee shall pay to Sublessor the amount of such Tenant Surcharges within ten (10) days after Sublessee's receipt of such statement or demand; provided, however, that in any instance in which Sublessee shall receive any such statement or demand directly from Lessor, provided Sublessee delivers a copy of such statement or demand to Sublessor as soon as reasonably practicable after such receipt, Sublessee may pay the amount of the same directly to Lessor. Sublessor agrees that if Sublessee pays the amount due directly to Lessor, in accordance with the preceding sentence, any obligation of Sublessee to pay the same to Sublessor shall be satisfied by the payment to Lessor. The amount of Tenant Surcharges payable hereunder by Sublessee shall at all times be equal to the amounts payable by Sublessor under the Master Lease which would not have become due and payable but for the acts, requests for services, and/or failures to act of Sublessee, its agents, officers, representatives, employees, servants, contractors, invitees, licensees or visitors, as provided in Paragraph 10.1 above.

     10.3 If amounts billed to Sublessor by Lessor include amounts payable by Sublessee hereunder as Tenant Surcharges together with other charges of a similar nature which are not attributable to the acts, requests for services and/or failure to act of Sublessee, its agents, officers, representatives, employees, servants, contractors, invitees, licensees or visitors, then the amount payable hereunder by Sublessee as Tenant Surcharges shall be determined as follows:

          (i) if such amounts are billed by Lessor on a per square foot basis, then the amount payable by Sublessee shall be equal to the product of (a) the dollar amount per square foot charged and (b) the amount of square footage of the Premises covered by the statement or demand from Lessor; and

          (ii) if such amounts are billed by Lessor on anything other than a per square foot basis, then the amount payable by Sublessee shall be equal to the product of (a) the amount of the charge made by Lessor and (b) a fraction, the numerator of which is the square footage of the Premises covered by Lessor's statement or demand, and the denominator of which is the total square footage covered by such statement or demand.

     10.4 Payments shall be made pursuant to this Paragraph 10 notwithstanding the fact that the statement to be provided by Sublessor is furnished to Sublessee after the expiration of the term of this Sublease and notwithstanding the fact that by its terms this Sublease shall have expired or have been canceled or terminated.

     10.5 Sublessee shall pay the Additional Rent as and when such rent is payable by Sublessor under the terms of the Master Lease. In that regard, within a reasonable time after the receipt by Sublessor of any projected additional rent statement from Lessor or any change in the additional rent payable on account of Annual Expenses increases pursuant to Section 6 of the Master Lease, Sublessor will furnish Sublessee with a copy of such statement and copies of any additional materials relating to the Premises and received by Sublessor in connection with such charge. Upon submission of such statement, all subsequent installments of Additional Rent hereunder shall include 1/12th of the annual amount of the Additional Rent as shown on such statement; provided, however, that, to the same extent that Sublessor shall be required to pay Lessor any retroactive or other lump sum payments with respect to any such Additional Rent, Sublessee shall pay to Sublessor the amount thereof within fifteen (15) days (or less if the Master Lease stipulates a shorter period for payment by Sublessor to Lessor of the amount in question) after receipt by Sublessee of a statement from Sublessor setting forth the amount of the same; and provided further, that if any such payment shall be for a period which is in part prior to the Commencement Date, Sublessee shall pay only that portion thereof which shall be attributable to the period occurring on or after the Commencement Date.

     10.6 If Sublessor shall receive from Lessor any refund of any amounts for which Sublessee shall have paid Additional Rent to Sublessor or Lessor under the provisions of this Paragraph 10, Sublessor shall retain out of such refund the costs and expenses, if any, of obtaining such refund, including but not limited to reasonable attorneys' fees, and shall then pay to Sublessee, within ten (10) days of receipt of such refund by Sublessor, the pro rata portion of the remainder of such refund which is equitably attributable to amounts paid by Sublessee as Additional Rent hereunder. Sublessor agrees to notify Sublessee in advance that Sublessor intends to expend money in order to claim a refund from Lessor.

     10.7 Sublessee agrees it shall indemnify and save Sublessor harmless against all costs, claims, loss or liability resulting from delay by Sublessee in surrendering the Premises, including, without limitation, any claims made by any succeeding tenant founded on such delay. The parties recognize and agree that the damage to Sublessor resulting from any failure by Sublessee timely to surrender the Premises will be substantial, will exceed the amount of monthly rent theretofore payable hereunder, and will be impossible of accurate measurement. Sublessee therefore agrees that if possession of the Premises is not surrendered to Sublessor on the date of the expiration or sooner termination of the term of this Sublease, then Sublessee will pay Sublessor as liquidated damages for each month and for each portion of any month during which Sublessee holds over in the Premises after expiration or termination of the term of this Sublease, a sum equal to two (2) times the average rent and additional rent which was payable per month by Sublessor under the Master Lease during the last six months of the term hereof for the entire Master Premises.

     10.8 If Sublessee shall fail to pay all or any part of any installment of Fixed Rent or Additional Rent for more than five (5) days after Sublessor's notice that the same is due and payable, Sublessee shall pay as additional rent hereunder to Sublessor a late charge of four (4) cents for each dollar of the amount of such Fixed Rent or Additional Rent which shall not have been paid to Sublessor within such five (5) days after becoming due and payable. The late charge payable pursuant hereto shall be (i) payable on demand and (ii) without prejudice to any of Sublessor's rights and remedies hereunder at law or in equity for nonpayment or late payment of rent or other sum and in addition to any such rights and remedies. No failure by Sublessor to insist upon the strict performance by Sublessee of Sublessee's obligations to pay late charges as provided herein shall constitute a waiver by Sublessor of its right to enforce the provisions hereof in any instance thereafter occurring. The provisions of this paragraph shall not be construed in any way to extend the grace periods or notice periods provided for elsewhere in this Sublease.

     10.9 The provisions of this Paragraph 10 shall survive the expiration or any earlier cancellation or termination of this Sublease.

     11.  OTHER PROVISIONS OF SUBLEASE
          ----------------------------

     11.1 All applicable terms and conditions of the Master Lease are incorporated into and made a part of this Sublease as if Sublessor were the Landlord thereunder (except that for purposes of the insurance to be provided and indemnities given by Sublessee, both Lessor and Sublessor shall be included); Sublessee, the Tenant thereunder; the Premises, the Demised Premises thereunder; the Fixed Rent, the Fixed Rent thereunder; and this Sublease, the Lease. thereunder, except for the Excluded Provisions (as defined in Schedule 1 to this Sublease)

     In connection with the incorporation of the Master Lease, the term "Landlord" shall, with respect to those provisions which, by their terms, reside exclusively with Lessor (including, but not limited to, the provision of services and the promulgation of Building-wide rules and standards), be deemed to mean "Lessor" and otherwise shall be deemed, for the purposes of this Sublease, to mean "Sublessor shall use its best efforts, without, however, incurring any liabilities or expenses not otherwise provided for in the Master Lease or this Sublease, to ensure that Lessor" whenever such a modification is required so that an incorporated provision reflects the agreement of the parties hereto as expressed in this Paragraph 11.

     Sublessee assumes and agrees to perform the Sublessor's obligations under the Master Lease to the extent incorporated herein during the Term and to the extent such obligations are applicable to the Premises, except that the obligation to pay rent to Lessor under the Master Lease shall be considered performed by Sublessee to the extent and in the amount rent is paid to Sublessor in accordance with Paragraph 5 of this Sublease. Sublessee shall not commit or suffer any act or omission that will violate any of the provisions of the Master Lease. Sublessor shall exercise due diligence in attempting to cause Lessor to perform its obligations under the Master Lease for the benefit of Sublessee. In the event Sublessor shall commit any breach of the Master Lease, including but not limited to the payment of any rent or other charges provided for in the Master Lease, Sublessee shall have the right but not the obligation to make such payments directly to Lessor, or cure any other breach of the Master Lease in the name, place and stead of Sublessor, and Sublessee shall deduct such payments from any amounts due under this Sublease.

     Except as may otherwise be specifically provided herein, if the

Master Lease terminates, this Sublease shall terminate and the parties shall be relieved of any further liability or obligation under this Sublease, provided, however, that if the Master Lease terminates as a result of a default or breach by Sublessor or Sublessee under this Sublease and/or the Master Lease, then the defaulting party shall be liable to the non-defaulting party for the damage suffered as a result of such termination, except that Sublessor shall be permitted to agree with Lessor to terminate the Master Lease without liability to Sublessee provided Lessor is prepared to enter into a direct lease with Sublessee on the same economic terms as contained in this Sublease. Notwithstanding the foregoing, if the Master Lease gives Sublessor any right to terminate the Master Lease in the event of the partial or total damage, destruction, or condemnation of the Premises or the Building or project of which the Premises are a part or otherwise, the exercise of such right by Sublessor shall not constitute a default or breach hereunder, and Sublessee agrees that Sublessor shall be free to exercise any such rights as may be available to Sublessor without first obtaining any approval from, or consulting with, Sublessee.

     Sublessee acknowledges and agrees that Sublessor shall not be responsible or liable in any manner for making any repairs or otherwise complying with any of Lessor's obligations or providing any of the services and/or utilities required to be provided by Lessor under the Master Lease to the Premises and Sublessee agrees to look solely to Lessor for the making of repairs, complying with such obligations or providing any such services and/or utilities and in connection therewith Sublessor shall reasonably cooperate with Sublessee in Sublessee's efforts to have the same made, complied with or provided. If Lessor shall default in any of its obligations to Sublessor with respect to the Premises, Sublessor shall be obligated to take such steps (other than instituting any lawsuit) which, in Sublessor's reasonable judgment, may be reasonably necessary, considering the nature of Lessor's default and Sublessee shall be entitled to participate with Sublessor in the enforcement of Sublessor's rights against Lessor. If, after written request from Sublessee, Sublessor shall fail or refuse to take such action for the enforcement of Sublessor's rights against Lessor with respect to the Premises within a reasonable period of time considering the nature of Lessor's default, Sublessee's sole remedy with respect to Sublessor shall be to take, and Sublessee shall have the right to take, such action (inclding the institution of a lawsuit against Lessor) in its own name, and for that purpose and only to such extent, all of the rights of Sublessor under the Master Lease hereby are conferred upon and assigned to Sublessee and Sublessee hereby is subrogated to such rights to the extent that the same shall apply to the Premises. If any such action against Lessor in Sublessee's name shall be barred by reason of lack of privity, non-assignability or otherwise, Sublessee may take such action in Sublessor's name (provided Sublessee has obtained the prior written consent of Sublessor, which consent shall not be unreasonably withheld or delayed), and Sublessee hereby agrees that Sublessee shall indemnify and hold Sublessor harmless from and against all liability, loss, damage or expense, including, without limitation, reasonable attorneys' fees, which Sublessor shall suffer or incur by reason of such action. The failure of Lessor to make such repairs, comply with such obligations or provide any such services and/or utilities shall not result in any claim or right of action of Sublessee against Sublessor or entitle Sublessee to withhold or otherwise reduce any rent or other payments to be made to Sublessor pursuant to the terms of this Sublease.

     12.  BROKER
          ------

     12.1 Sublessee and Sublessor each warrant and represent to the other party that it has had no dealings or negotiations with any broker or agent other than Sublessor's Broker (as defined in Schedule 1 to this Sublease) and Sublessee's Broker (as defined in Schedule 1 to this Sublease) in connection with this sublease transaction and each covenants and agrees to indemnify and save the other party harmless from and against any and all loss, damage, cost and expense, including reasonable attorneys' fees, that may be incurred by the other party as a result of any claims made against the other party by any broker or agent, other than Sublessor's Broker and Sublessee's Broker, claimed to have arisen from any conversation, correspondence, or other dealings between such party and any other broker or agent in connection with this Sublease transaction or the Premises. Sublessor shall be responsible for the payment of all commissions to Sublessor's Broker and Sublessee's Broker in accordance with a separate agreement between Sublessor and such brokers.

     13.  ATTORNEYS' FEES
          ---------------

     13.1. If Sublessor or Sublessee shall commence an action against the other arising out of or in connection with this Sublease, the prevailing party shall be entitled to recover its costs of suit and reasonable attorneys' fees.

     14.  NOTICES
          -------

     14.1 All notices and demands which may be or are required or permitted to be given by either party to the other hereunder shall be in writing. All notices and demands by Sublessor to Sublessee shall be sent by United States certified mail/return receipt requested, postage prepaid, addressed to Sublessee at the Premises, or to such other place as Sublessee may from time to time designate in a notice to Sublessor. All notices and demands by the Sublessee to Sublessor shall be sent by United States certified mail/return receipt requested, postage prepaid, addressed to Sublessor at Sublessor's Address for Notices (as defined in Schedule 1 to this Sublease) and to such other person or place as the Sublessor may from time to time designate in a notice to the Sublessee.

     Wherever in the Master Lease, Sublessor is required or permitted to provide notices or to receive notices in connection with the commission of a default, Sublessee will have five (5) days less time to give such notice or to cure such default under the terms hereof.

     Sublessor agrees that it will promptly deliver to Sublessee a copy of any default notice that Sublessor receives from Lessor.

     15.  SUBLESSOR'S CONSENT
          -------------------

     15.1 Sublessor and Sublessee covenant and agree that wherever Lessor's consent or approval is required under the terms of the Master Lease, Sublessee must obtain both Lessor's and Sublessor's consent or approval (as the case may be) to such act and it shall be a condition precedent to Sublessor's obligation to consider consenting to or approving such act that Sublessee first obtain Lessor's consent or approval (as the case may be) . In the event that the Lessor does not give its consent or approval (as the case may be) to such act, Sublessee acknowledges and agrees that Sublessor may arbitrarily and unreasonably withhold, condition or delay its consent to such act but in the event that Lessor gives its consent or approval (as the case may be) to such act, Sublessor shall (except as otherwise specifically set out in this Sublease to the contrary) not unreasonably withhold its consent to such act. Sublessee agrees that its sole remedies in cases where Sublessor's reasonableness in exercising its judgment or withholding or delaying its consent or approval is applicable pursuant to a specific provision of this Sublease shall be those in the nature of any injunction, declaratory judgment, or specific performance, the rights to money damages or other remedies being hereby specifically waived.

     16.  CONSENT BY LESSOR
          -----------------

     16.1 This Sublease shall be of no force or effect unless Sublessor receives a written consent to this Sublease, in form and substance satisfactory to Sublessor in all respects, from Lessor within thirty (30) days after execution hereof by both Sublessor and Sublessee. In connection therewith, Sublessee shall, (a) upon the request of Sublessor, promptly furnish to Sublessor all information pertaining to the Sublessee requested by Lessor pursuant to the terms of the Master Lease, and (b) reasonably cooperate with Sublessor in its efforts to obtain written consent to this Sublease from Lessor. Sublessor shall have no obligation to pay any fee or charge of any nature whatsoever not specifically required to be paid under the Master Lease in connection with or as a condition to obtaining Lessor's consent, and Sublessor shall suffer and incur no liability to Sublessee for its failure to obtain such consent of Lessor.

     17.  DEFINITION OF SUBLESSOR
          -----------------------

     17.1 The term "Sublessor" as used in this Sublease insofar as covenants or obligations on the part of Sublessor are concerned shall be limited to mean and include only the owner or owners at the time in question of the "Tenant's" interest in the Master Lease and landlord's interest in this Sublease, and in the event of any transfer or transfers of the "Tenant's" interest in the Master Lease or landlord's interest in this Sublease, Sublessor herein named (and in the case of any subsequent transfer or conveyance, the then transferor of the "Tenant's" interest in the Master Lease) shall be automatically freed and relieved from and after the date of such transfer of all personal liability as respects the performance of any covenants or obligations on the part of Sublessor contained in this Sublease thereafter to be performed; provided, however, that any sums received by Sublessor which are payable to Sublessee shall be retained by Sublessor for payment of any such sums to Sublessee, and provided further, that any other funds in the hands of such Sublessor or the then transferor at the time of such transfer in which Sublessee has an interest shall be turned over to the new owner and holders of the tenant's interest in the Master Lease and any amount then due and payable by Sublessee to Sublessor, or the then transferor or under any provision of this Sublease, shall be so paid.

     18.  CONDITION OF PREMISES
          ---------------------

     18.1 Sublessee represents that it has made a thorough inspection of the Premises and is fully familiar with the condition of every part thereof. Sublessee agrees to accept possession of the Premises "As Is" in its condition on the date hereof, free, however, of any furniture or furnishings of Sublessor which are not being leased to Sublessee pursuant hereto subject, nevertheless, to ordinary wear and tear occurring prior to the Commencement Date, and Sublessor shall not be required to make any alterations, decorations, installations, additions, repairs or improvements of any kind whatsoever to prepare the Premises for Sublessee's occupancy, except that Sublessor shall deliver the Premises `broom-clean'.

     18.2 During the term of this Sublease, Sublessee shall not make or suffer to be made any alterations, additions, or improvements to the Premises or any part thereof without complying with the provisions of the Master Lease and without obtaining the prior written consent of the Sublessor. In the event that Lessor does not consent to such alterations, additions or improvements, Sublessor may arbitrarily and unreasonably withhold, condition or delay its consent in Sublessor's sole and absolute discretion. In the event that Lessor consents to such alterations, additions or improvements, Sublessor may not unreasonably withhold, condition or delay its consent (it being specifically agreed that Sublessor may, among other things, condition such consent to provide that Sublessee indemnify Sublessor against any loss, cost or expense with respect to restoring the Premises upon the termination of this Sublease and to provide that Sublessee pay any expenses reasonably incurred by Sublessor with respect to reviewing such alterations, additions or improvements).

     19.  CASUALTY OR CONDEMNATION
          ------------------------

     19.1 If the Premises or the Building shall be partially or totally damaged by fire or other cause, the consequences thereof shall be determined pursuant to
Section 24 of the Master Lease, as though the Premises had not been sublet by Sublessor pursuant to this Sublease. Sublessee shall not be entitled to participate with Sublessor in the enforcement of Sublessor's rights against Lessor under such Section 24; in such event, however, Sublessor agrees to use commercially reasonable efforts to enforce its rights against Lessor under such
Article 24 and Sublessee shall have the same right to an apportionment of rent and to repairs with respect to Sublessor as Sublessor shall have with respect to Lessor under said Section 24. No damage, compensation or claims shall be payable by Sublessor for any inconvenience, loss of business or annoyance arising from any such damage by fire or other cause or by the repair or restoration of any portion of the Premises or of the Building. Nothing contained herein shall be deemed to obligate or require Sublessor to repair or restore all or any portion of the Premises.

     19.2 Sublessor will not carry insurance of any kind on its own or Sublessee's personal property kept at the Premises, and Sublessor shall not be obligated to repair any damage thereto or replace the same. Sublessee will not carry insurance of any kind on Sublessor's personal property kept at the Master Premises, and Sublessee shall not be obligated to repair any damage thereto or replace the same.

     19.3 In the event that the Premises or any part thereof or the Building shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, the consequences of such acquisition or condemnation shall be determined pursuant to Section 25 of the Master Lease, as though the Premises had not been sublet by Sublessor pursuant to this Sublease. Sublessee shall not be entitled to participate with Sublessor in the enforcement of Sublessor's rights against Lessor under such Section 25. No damage, compensation or claims shall be payable by Sublessor for any inconvenience, loss of business or annoyance arising from any such condemnation or acquisition.

     20.  SUBORDINATION TO MASTER LEASE
          -----------------------------

     20.1 Sublessee acknowledges and agrees that this Sublease and the estate hereby granted are subject and subordinate to all of the terms, covenants, provisions, conditions and agreements contained in the Master Lease and to all leases, mortgages, encumbrances and other agreements and/or matters to which the Master Lease is now or may hereafter become subject and subordinate. This clause shall be self-operative and no further instrument of subordination shall be required. Sublessee shall, however, execute any certificates confirming such subordination which Sublessor may request within ten (10) days after receipt of such request. Sublessee also agrees that this Sublease shall be subject and subordinate to the Master Lease as the same may hereafter be amended or modified; provided, however, that no such amendment or modification shall either increase the obligations of Sublessee hereunder or adversely affect Sublessee's rights, powers or privileges hereunder.

     21.  EXCULPATION
          -----------

     21.1 Notwithstanding anything to the contrary provided elsewhere in this Sublease, Sublessor and Sublessee each agrees that it shall not make a claim or seek personal judgment against any officer, director, employee, agent, beneficiary or shareholder of the other for any default in the performance or observance of any of the terms or conditions of this Sublease, nor seek nor assert a deficiency judgment or any other amount claimed payable against any officer, director, employee, agent, beneficiary or shareholder of the other in the same proceeding arising out of any alleged breach or non-performance of this Sublease.

     22.  DIRECTORY LISTINGS.
          ------------------

     22.1 Subject to the provisions of the Master Lease, provided Sublessee reimburses Sublessor for the charges therefore, Sublessee may use Sublessee's pro rata share of Sublessor's space on the Building Directory allocable to the Premises for the listing of Sublessee.

     IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date hereof

WITNESSES:                        SUBLESSOR:

                                  PAINEWEBBER INCORPORATED



                                  By:       /s/ Lawrence G. DiSalvo
                                            ------------------------------
                                            Name:  Lawrence G. DiSalvo
                                            Title: Corporate Vice President


WITNESSES:                        SUBLESSEE:

                                  AUDIBLE WORDS, INC.



                                  By:       /s/ Don R. Katz
                                            ------------------------------
                                            Name:
                                            Title:

     The undersigned ("Lessor"), Landlord under the Master Lease, hereby
                       ------
consents to the foregoing Sublease without waiver of any restriction in the Master Lease concerning further assignment or subletting.

Dated:  July ___, 1996

                              LESSOR:

                              HARTZ MOUNTAIN INDUSTRIES, INC.


                              By:  ____________________________________
                                   Name:
                                   Title: